Exhibit 99.1

Q1 2021 FINANCIAL RESULTS April 29, 2021 1

F O R W A R D L OO K I N G S T A T E M E N T S 2 Certain statements in this presentation that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that do not describe historical or current facts are forward - looking statements, including statements regard the potential effects of the COVID - 19 pandemic on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements made with regard to the potential effects of COVID - 19 on the Company’s business, credit quality, financial condition, liquidity and results of operation may differ, possibly materially, from what is included in this presentation due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to the length and extent of the economic contraction as a result of the COVID - 19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company and its banking subsidiaries operate; changes in consumer behavior due to changing political, business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic - related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets. Forward - looking statements involve risks and uncertainties which are difficult to predict. Forward - looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward - looking statements. You should exercise caution in interpreting and relying on forward - looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward - looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions and the impact of the COVID - 19 pandemic on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge - off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10 - K, as updated by the Company’s Quarterly Reports on Form 10 - Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

OVERVIEW 3 • All Company facilities are open with our corporate and operations centers operating under “Work From Home” protocols. Our branches are open to customers. • Net income of $26.5 million resulted in earnings per share of $0.34. • Our credit quality remained stable during the quarter. Loans of $126 million had modifications under the CARES Act as of March 31 st . • The reserve for loan losses represents a coverage ratio of 165 basis points on outstanding non - PPP loans. The Company recorded a negative provision for credit losses of $2.1 million for Q1. • Our net interest margin increased to 3.39% and net interest income increased $0.9 million from Q4. • Strong deposit and lending activity dominated by PPP activity. Non - PPP lending pipelines continue to improve with quality credits. Prepayments remain above average. • Our Board approved a 4.3% increase in the quarterly dividend to $0.12 per share.

S U MM A R Y I N C O M E S T A T E M E N T ▪ Net Income of $26.5 million or $0.34 per share. ▪ Net interest income increased due to a higher net interest margin partially offset by lower average earning assets. ▪ Operating expenses were higher on a linked quarter basis driven by seasonal compensation factors. ▪ Pretax, Pre - provision net revenue increased $ 0 . 7 million from prior quarter . The Provision for credit losses was negative $2.1 million for the quarter as economic forecasts have improved. Pretax, Preprov. Net Rev. 33.1 32.4 0.7 2% 30.3 2.8 9% Provision for credit losses (2.1) (2.1) - 0% 54.1 (56.2) - 104% Pretax income 35.2 34.5 0.7 2% (23.8) 59.0 - 248% Provision for taxes 8.7 7.8 0.9 12% (6.5) 15.2 - 234% Net Income $ 26.5 $ 26.7 $ (0.2) - 1% $ (17.3) $ 43.8 - 253% EPS $ 0.34 $ 0.34 $ - 0% $ (0.22) $ 0.56 - 255% ▪ Avg diluted shares (000s) 78,404 78,681 (277) 0% 79,666 (1,262) - 2% $m, except per share amts 1Q21 4Q20 Δ %Δ 1Q20 Δ %Δ Net interest income $ 69.1 $ 68.2 $ 0.9 1% $ 61.7 $ 7.4 12% Noninterest income 4.8 4.2 0.6 14% 8.0 (3.2) - 40% Security gains (losses) Total Revenue - - - - 1 . 3 (1.3) - 100% 73 . 9 72 . 4 1 . 5 2% 71 . 0 2 . 9 4% Noninterest expense 40 . 8 40 . 0 0 . 8 2% 40 . 7 0 . 1 0% Return on Assets 1.21% 1.20% 0.01% - 0.87% 2.08% Return on Tangible Equity 13.51% 13.79% - 0.28% - 8.84% 22.35% Net Interest Margin 3.39% 3.23% 0.16% 3.31% 0.08% Efficiency Ratio 55.22% 55.27% - 0.05% 57.36% - 2.14% Linked Quarter (LQ) Year over Year (YoY) 4

M A R G I N – Y I E L D S AN D C O S T S 1Q21 Prior Quarter LQ Δ $ millions Avg Bal Interest Yield Avg Bal Interest Yield Avg Bal Interest Yield Loans $ 7,271 $ 75.1 4.13% $ 7,371 $ 76.6 4.16% $ (100) $ (1.5) - 0.03% Investments & earning cash 992 3.5 1.39% 1,045 3.9 1.49% (53) $ (0.4) - 0.10% Interest Earning Assets $ 8,263 $ 78.6 3.80% $ 8,416 $ 80.5 3.83% $ (153) $ (1.9) - 0.03% Interest bearing deposits $ 5,214 $ 6.7 0.52% $ 5,299 $ 8.8 0.66% $ (85) $ (2.1) - 0.14% Borrowings 665 2.7 1.60% 785 3.4 1.70% (120) $ (0.7) - 0.10% Interest Bearing Liabilities $ 5,879 $ 9.4 0.65% $ 6,084 $ 12.2 0.80% $ (205) $ (2.8) - 0.15% Net interest spread 3.15% 3.03% 0.12% Net interest income, TEB / Margin $ 69.2 3.39% $ 68.3 3.23% $ 0.9 0.16% LESS: Tax Equivilent Basis (TEB) Adj. 0.1 0.1 - Net Interest Income $ 69.1 $ 68.2 $ 0.9 1.75% 4.75% 1.76% 1.55% 1.60% 1.57% 1.69% 1.92% 0 . 25% 3 . 25% 0 . 1 1% 0 . 0 1% 0 . 09% 0 . 16% 0 . 94% 1 . 7 4 % F e d F u nd s ( up p e r ) P r i m e 1 M L I B OR S O F R Ameribor 2 Y T r e a s u r y 5 Y T r e a s u r y 10Y Treasury 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 5

SUMMARY BALANCE SHEET

$m, except per share amts	Linked Quarter (LQ) 1Q21	4Q20	Δ	%Δ annual.	Year over Year (YoY) 1Q20	Δ	%Δ
Gross Loans, investment	$ 7,268	$ 7,269	$ (1)	0%	$ 6,823	$ 445	7%
Allowance for loan losses	(110)	(114)	4	-14%	(113)	3	-3%
Net Loans	7,158	7,155	3	0%	6,710	448	7%
Securities	730	746	(16)	-9%	764	(34)	-4%
Cash & equivalents	131	435	(304)	-280%	341	(210)	-62%
Intangibles	163	164	(1)	-2%	165	(2)	-1%
Other assets	378	442	(64)	-58%	482	(104)	-22%
Total Assets	$ 8,560	$ 8,942	$ (382)	-17%	$ 8,462	$ 98	1%
Deposits	$ 6,867	$ 6,911	$ (44)	-3%	$ 5,890	$ 977	17%
Borrowings	546	820	(274)	-134%	1,292	(746)	-58%
Reserve for unfunded loans	14	13	1	31%	17	(3)	-18%
Other Liabilities	188	256	(68)	-106%	350	(162)	-46%
Total Liabilities	7,615	8,000	(385)	-19%	7,549	66	1%
Stockholders' Equity	945	942	3	1%	913	32	4%
Total Liabilities & Equity	$ 8,560	$ 8,942	$ (382)	-17%	$ 8,462	$ 943	11%
TBV per share	$ 10.01	$ 9.96	$ 0.05	2%	$ 9.49	$ 0.52	5%
Actual shares outstanding (000)	78,148	78,141	7	0%	78,847	(699)	-1%
Tang. Equity / Tang. Assets	9.31%	8.86%	0.45%		9.02%	0.29%	
Loans / Deposits	105.84%	105.18%	0.66%		115.84%	-10.00%	
ALLL / Gross Loans	1.51%	1.57%	-0.06%		1.66%	-0.15%	
ALLL / Loans excl PPP	1.65%	1.69%	-0.04%		1.66%	-0.01%	

- **Loans** were flat for the quarter as PPP loan growth offset portfolio pay downs.
- **Allowance for Loan Losses declined $4 million.** Improving forecasts, net charge-offs and lower non-PPP loan balances.
- **ALLL coverage of 1.65%** (excluding PPP loans).
- **Deposit inflows** continue to provide significant near term on-balance sheet liquidity.
- **Deposits declined $44 million** driven by a decline of $223 million in brokered deposits.
- **Borrowings declined $274 million** as liquidity is used to reduce FHLB advances.

BrooklineBancorp,Inc.

6

L O A N AN D D EP O SI T C O M P O SI T I O N 52% 8% 9% 15% 16% L oans Demand deposits 1,724 1,592 132 33% 1,175 549 47% NOW 482 514 (32) - 25% 362 120 33% IT S Savings 725 702 23 13% 653 72 11% P O S Money market 2,192 2,019 173 34% 1,676 516 31% D E CDs 1,273 1,390 (117) - 34% 1,670 (397) - 24% Brokered deposits 471 694 (223) - 129% 354 117 33% Total Deposits $ 6,867 $ 6,911 $ (44) - 3% $ 5,890 $ 977 17% Co ns u m e r 7% 11% 32% 18% CRE C&I PPP Equipment Deposits 7% 25% D D A N O W Sa v i n g s MMk t C D s B rkd Linked Quarter (LQ) Year over Year (YoY) $ millions 1Q21 4Q20 Δ %Δ an. 1Q20 Δ %Δ CRE 3,790 3,824 (34) - 4% 3,762 28 1% Commercial 650 693 (43) - 25% 772 (122) - 16% PPP Loans 605 489 116 95% - 605 - Equipment Finance 1,070 1,092 (22) - 8% 1,055 15 1% Consumer 1,153 1,171 (18) - 6% 1,234 (81) - 7% Total Loans $ 7,268 $ 7,269 $ (1) 0% $ 6,823 $ 445 7% 7 LOANS ▪ Total loans were flat for the quarter with net PPP loan growth of $116 million offsetting declines in the rest of the portfolio. ▪ Total deposits declined $44 million as balance sheet liquidity was used to reduce brokered deposits. ▪ Strong growth in Demand and Money Market Accounts. ▪ Customers continue to shift funds from CD products.

S B A G U A R A N TEE D PP P L O A N P R OG RA M ▪ Processed approximately $133 million in PPP payoffs during the quarter. ▪ Approximately $1.4 million in deferred fees were accelerated into income during the quarter representing 12 basis points in the net interest margin. ▪ Estimated net deferred fees of $14.4 million remain to be recognized into income over the remaining life of the PPP portfolio. As of: 3/31/2021 * Fees, net of deferred costs, amortized over the life of the loan. Includes estimated fees due from SBA. $ thousands B r oo k li n e Bank Bank Rhode Island Brookline Bancorp PPP Loans Outstanding $217.1 $387.7 $604.8 2 Year $136.2 $219.1 $355.3 5 Year $80.9 $168.6 $249.5 # Loans 1,114 2,294 3,408 Avg Loan Size ($000) $194.9 $169.0 $177.5 Unamortized Fees * 2 Y e a r 5 Y e a r $5.1 $2.1 $2.9 $9.3 $3.8 $5.5 $14.4 $5.9 $8.5 8

CUSTOMER AND COMMUNITY SUPPORT – MODIFIED PAYMENTS $ millions 1Q21 # Loans Modified % of Port CRE $ 3,197 20 $ 64 2.0% Commercial** 1,151 9 4 0.3% Equipment Finance** 1,162 309 56 4.8% Consumer 1,153 3 2 0.2% Subtotal $ 6,663 341 $ 126 1.9% SBA - PPP Loans 605 - - 0.0% Total Gross Loans $ 7,268 341 $ 126 1.7% As of: 3/31/2021 Portfolio Current CARES Modifications ** Commercial Includes Owner Occupied Commercial Real Estate. ▪ $126 million in loans modified under the CARES Act. ▪ Resilient portfolio with strong return to payment performance. ▪ Loans previously modified are closely monitored to evaluate ongoing strength . 9

LOAN MODIFICATIONS – SECTORS OF INTEREST As of: 3/31/2021 Portfolio Current CARES Modifications $ milli o n s 1 Q 2 1 Modified # Loans % of Sector EF Core - Laundry, etc. Macrolease - Fitness Equip. Hotel (CRE) Specialty Vehicle - Tow, etc. Mixed Use Retail (CRE) Office Food / Lodging (ex. Dunkin) 642 164 145 356 281 524 614 33 $ 11 7 $ 46 2 146 5 4 1 1 29 27 16 9 18 11 5 4.5% 16 . 5% 11 . 0% 2.5% 6.4% 2.1% 0.8% 0.0% - Selected Sectors $ 2 , 759 32 2 $ 11 5 4 . 2 % O th er 4 , 509 19 11 0 . 2% TOT A L $ 7 , 268 34 1 $ 12 6 1 . 7% ▪ All loans remain accruing, with some downgrades on loan modifications if there are signs of deterioration . 10

C A P I T A L S T RE N GTH 11 * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings. ▪ As of March 31, 2021, the Company had capital well above regulatory “well capitalized” requirements. ▪ On January 27, 2021, the Board of Directors approved a $10 million stock buyback program authorizing management to repurchase stock through December 31, 2021. No stock was repurchased during the first quarter. p r e limi na r y e s t im a t e s * Regulatory BASEL III Requirements Brookline Board Policy Limits Regulatory "Well Capitalized" Buffer $ millions Mar - 21 Minimum "Well C ap i t a li ze d " Policy M i n i m u m s Op e r a t i n g Targets "Well Cap" Buffer E x c e ss C ap i t al Tier 1 Common / RWA 11.3% ≥ 4.5% ≥ 6.5% ≥ 7.5% ≥ 8.0% 4.8% $ 332.9 Tier 1 / RWA 11.5% ≥ 6.0% ≥ 8.0% ≥ 9.0% ≥ 9.5% 3.5% $ 238.8 Total Risk Based Capital 13.8% ≥ 8.0% ≥ 10.0% ≥ 11.0% ≥ 11.5% 3.8% $ 261.1 Leverage Ratio 9.3% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% 4.3% $ 364.3

RE G U LA R D I V I D E N D S PE R SH A RE Board of Directors announced a dividend of $0.12 per share payable May 28, 2021 to stockholders of record on May 14, 2021. $0 . 0 4 6 12 $0 . 0 9 6 $0 . 1 1 0 $0 . 2 1 0 $0 . 3 1 6 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 5 5 $0 . 3 6 0 $0 . 3 6 0 $0 . 3 9 5 $0 . 4 4 0 $0 . 4 6 0 $0 . 1 1 5 $0 . 1 2 0 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 201 9 202 0 Q 1'2 1 Q 2'21

QUESTIONS Paul A. Perrault, President and Chief Executive Officer Carl M. Carlson, Chief Financial Officer M. Robert Rose, Chief Credit Officer 13 13

APPENDIX 13 14

NO N PER F O R M IN G A SS E T S NON PERFORMING ASSETS (NPAs), in millions CRE $ 7.5 $ 7.2 $ 0.3 $ 11.0 $ (3.5) C&I 19.0 24.6 (5.6) 23.6 (4.6) Consumer 4.5 6.7 (2.2) 4.5 - Total Non Performing Loans (NPLs) 31.0 38.5 (7.5) 39.1 (8.1) Other real estate owned 5.3 5.4 (0.1) - 5.3 ▪ Other repossessed assets 1.1 1.1 - 2.0 (0.9) Total NPAs $ 37.4 $ 45.0 $ (7.6) $ 41.1 $ (3.7) NPLs / Total Loans 0.43% 0.53% - 0.10% 0.57% - 0.14% NPAs / Total Assets 0.44% 0.50% - 0.06% 0.49% - 0.05% NET CHARGE OFFS (NCOs), in millions CRE loans $ - $ 3.4 $ (3.4) $ - $ - C&I loans 1.8 1.1 0.7 2.3 (0.5) Consumer loans - (0.1) 0.1 (0.1) 0.1 Total Net Charge Offs $ 1.8 $ 4.4 $ (2.6) $ 2.2 $ (0.4) NCOs / Loans (annualized) 0.10% 0.24% - 0.14% 0.13% - 0.03% Linked Quarter (LQ) 1 Q 2 1 4 Q 20 Year over Year (YoY) Δ 1 Q 20 Δ OREO driven by a single property. Buyer interest appears moderate to strong. 15

MAJOR LOAN SEGMENTS WITH INDUSTRY BREAKDOWN

1Q21

Loans outstanding ($millions) – Excludes PPP Loans



$3,197
$1,151
$1,162
$1,153

Investment CRE 48%

	Perm	Constr	Total	%
Apartment	$ 896	$ 62	$ 958	30%
Office	606	8	614	19%
Retail	517	7	524	16%
Industrial	333	1	334	10%
Mixed Use	259	22	281	9%
1-4 Family	11	16	27	1%
Hotel	138	9	147	5%
Land	-	29	29	1%
Other	242	41	283	9%
Total	$ 3,002	$ 195	$ 3,197	100%

Commercial 17%

	Total	%
Food & Lodging	$ 187	16%
Manufacturing	104	9%
Finance and Ins	132	11%
Wholesale Trade	110	10%
Professional	80	7%
RE Agents/Brokers	118	10%
Health Care/Social	73	6%
Construction	55	5%
Retail	67	6%
Arts/Entertainmt/Rec	58	5%
Condo	48	4%
Transp/Warehousing	28	2%
Other Services	91	8%
Total	$ 1,151	100%

Equipment Finance 18%

		Total	%
Eastern Funding Core	Laundry	$ 449	39%
Eastern Funding Core	Grocery	45	4%
Eastern Funding Core	Dry Cleaning	13	1%
Eastern Funding Core	Restaurant	13	1%
Eastern Funding Core	Car Wash	12	1%
Eastern Funding Core	EF CRE	87	7%
Eastern Funding Core	Other EF	23	2%
Specialty Vehicle	Tow Truck	180	15%
Specialty Vehicle	Heavy Tow	67	6%
Specialty Vehicle	FedEx	39	3%
Specialty Vehicle	Trailer	18	2%
Specialty Vehicle	Other Vehicle	52	4%
	Fitness-Macrolease	164	14%
	Total	$ 1,162	100%

Consumer 17%

	Total	%
Residential	$ 772	67%
Home Equity	335	29%
Other Consumer	36	3%
Purchase Mtge	10	1%
Total	$ 1,153	100%

Loans, excluding PPP	**$ 6,663**
SBA - PPP Loans	605
Total Loans Outstanding	**$ 7,268**

Owner Occupied CRE included in Commercial and Equipment Finance

BrooklineBancorp, Inc.

16

C R E – L O A N T O V A L U E ( L T V) Non Owner Occupied CRE and Multifamily Exposures at March 31, 2021. 3 1% 43% 34% 36% 33% 22% 20% 43% 4 7% 53% 5 1% 55% 57% 5 1% 7 1% 59% 46% 38% 15% 7% 12% 6% 15% 7% 21% 12% 14% 0% 1 0% 2 0% 4 0% 3 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% A p a rt m e nt R e t a i l O f f i c e Medical H o t e l R e s t au r a n t O t h e r Exposures by LTV Industrial 50% and lower M i x e d U s e 50 - 70 70 - 8 0 80+ 34% 53% 1% 12% 17 Overall 53% LTV

32% 55% 38% 28% 28% 14% 28% 60% 13% 42% 8% 7% 9% 12% 0% 29% 4% 10% 16% 1 1% 5% 1% 0% 7% 9% 3% 13% 8% 13% 6% 5% 20% 16% 2 1% 14% 14% 16% 8% 19% 23% 24% 13% 1 7% 12% 1 1% 2% 1% 5% 4% 1% 10% 0% 0% 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% Apartment R e t a i l Office 2015 and Before Restaurant O t h e r Exposures by Year of Origination Industrial Mixed Use Medical Hotel 201 6 201 7 201 8 201 9 202 0 2021 3 % C R E - V I N T A G E Non Owner Occupied CRE and Multifamily Exposures at March 31, 2021. 12% 16% 13% 10% 10% 36% 18

C ON S U M E R L O AN S – L T V / FIC O 1Q21 700+ 88% 19 650 - 699 8% 50% or less 29% 70% - 80% 28% 80%+ 4% 50% or less 37% 50% - 50% - N/A 69% 69% 1% 39% 30% 600 - 649 599 - 1% 2% 70% - 80% 22% 80% + 11% Resid. 1 - 4 59% LTV Resid. 1 - 4 FICO Home Equity FICO 700+ 93% Home Equity 56% LTV

S E C UR I T I E S P O R T F OL I O 1Q21 ▪ Highly liquid, risk averse securities portfolio. ▪ The Investment portfolio declined $16 million during the quarter. Current Book $ in millions Par Value Fair Value Unreal. Book G/L Yield Duration U.S. Treasuries $ 119 $ 120 $ 118 $ (2) 1.45% Agency Debentures 262 273 271 (2) 1.74% Corp Bonds 22 22 23 1 2.53% Agency RMBS 268 271 276 5 2.04% Agency CMO 40 40 41 1 1.81% Other 1 1 Total $ 712 $ 727 1 $ 730 - 1.60% $ 3 1.83% UST 16% 20 A g D e bt 37% Corp Bo n ds 3% A g RM BS 38% A g C M O 6% Oth e r 0%

KE Y E C ONO MI C V A R I AB L E S - C E C L SE L ECT E C ONOMIC VARIABLES F 4 Q ' 2 0 C E C L - B a s e li n e ROM THE MOO 1 Q ' 2 1 C E C L - B D Y ’ S B A SE aseline LINE FORECAST Change in Forecasts 2021 2022 2021 2022 2021 2022 GDP 19,173 20,073 19,474 20,585 301.0 512.0 Unemployment Rate 6.9 6.0 5.7 4.3 (1.2) (1.7) Fed Fund Rate 0.1 0.1 0.1 0.1 - - 10 Treasury 1.05 2.04 1.58 2.09 0.53 0.05 CRE Price Index 241.6 250.4 275.6 290.3 34.0 39.9 21 ▪ The Company uses Moody’s monthly forecasts as inputs into its models for estimated credit losses under CECL. ▪ The March Baseline forecast shows general improvement over the December Baseline forecast. Higher GDP, better employment and improved Commercial Real Estate valuation outlook. ▪ Due to the uncertainty over the course of the COVID - 19 pandemic, the Company has maintained forecast weightings at: Weightings of Moody's Forecast for CECL Model S3 - Moderate Recession Baseline S1 - Stronger Near Term Growth 1Q 2021 60% 40% 0% 4Q 2020 60% 40% 0% 3Q 2020 30% 40% 30% 2Q 2020 30% 40% 30% 1Q 2020 30% 40% 30%